--------------------------------------------------------------------------------

                      PAYMENT UNDERTAKING PLEDGE AGREEMENT



                         Dated as of February 29, 1996



                                    between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                         as Payment Undertaking Pledgor



                                      and



                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity, but
            solely as Owner Trustee, as Payment Undertaking Pledgee



                       CLOVER UNIT 1 GENERATING FACILITY
                                      AND
                               COMMON FACILITIES

--------------------------------------------------------------------------------

                      PAYMENT UNDERTAKING PLEDGE AGREEMENT

                  This PAYMENT UNDERTAKING PLEDGE AGREEMENT, dated as of February 29, 1996 (this "Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative, organized under the laws of the Commonwealth of Virginia, as pledgor (the "Payment Undertaking Pledgor"), and STATE STREET BANK AND TRUST COMPANY, a state-chartered trust Company organized and existing under the laws of the Commonwealth of Massachusetts not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, as pledgee (the "Payment Undertaking Pledgee").

                  WHEREAS, the Payment Undertaking Pledgor, the Payment Undertaking Pledgee, First Union National Bank of Florida and Utrecht-America Finance Co., have entered into a Participation Agreement dated as of February 29, 1996 (the "Participation Agreement");

                  WHEREAS, the Payment Undertaking Pledgor, as lessee, and the Payment Undertaking Pledgee, as lessor have entered into the Equipment Operating Lease and the Foundation Operating Lease; and

                  WHEREAS, the Payment Undertaking Pledgor has entered into a Payment Undertaking Agreement with Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch (the "Bank"), dated as of February 29, 1996 (the "Payment Undertaking Agreement"), which Payment Undertaking Agreement the Payment Undertaking Pledgor is willing to pledge to the Payment Undertaking Pledgee to secure its obligations under the Equipment Operating Lease and the Foundation Operating Lease.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.        DEFINED TERMS.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. All references to sections herein are to sections of this Agreement unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.

SECTION 2.        PLEDGE.

         Section 2.1 Pledge of Payment Undertaking Agreement. To secure the Secured Obligations (defined below), the Payment Undertaking Pledgor hereby transfers, assigns and pledges to the Payment Undertaking Pledgee for its benefit, all of its right, title and interest in the Payment Undertaking Agreement, (including, without limitation, the right of the Payment Undertaking Pledgor to receive all amounts payable under the Payment Undertaking Agreement in accordance therewith and the Payment Instruction, to give and receive any notice, consent, waiver or approval or take any other action under the Payment Undertaking Agreement), all instruments or certificates evidencing the Payment Undertaking Agreement and all interest, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for, any or all of the Payment Undertaking Agreement and all proceeds of the Payment Undertaking Agreement.


SECTION 3.        NETHERLANDS LAW.

         To the extent that a court would hold that Netherlands law is applicable to the assignment, transfer and pledge of the right, title and interest in the Payment Undertaking Agreement or to the creation of another security right on the Payment Undertaking Agreement and that such assignment, transfer, pledge or other security right is invalid and/or unenforceable in The Netherlands, the Payment Undertaking Pledgor hereby creates a right of pledge ("vestigt een pandrecht") in favor of the Payment Undertaking Pledgee, pursuant to articles 3:94, paragraph 1 and 3:236, paragraph 2, Netherlands Civil Code on the rights of the Payment Undertaking Pledgor against the Bank, as such rights may exist or come to exist hereafter against the Bank pursuant to the terms of the Payment Undertaking Agreement, as security for the Secured Obligations, which right of pledge the Payment Undertaking Pledgee hereby accepts.

         In accordance with article 3:242, Netherlands Civil Code, the Payment Undertaking Pledgee is hereby irrevocably authorized to repledge ("herverpanden") the above-mentioned rights pursuant to the terms of the Payment Undertaking Agreement in favor of Utrecht-America Finance Co., as Agent, to secure the Payment Undertaking Pledgee's obligations to Utrecht-America Finance Co. under the Series A Loan Certificates.

SECTION 4.        SECURED OBLIGATIONS.

         The purpose of this pledge is to secure the Payment Undertaking Pledgor's obligation (whether now or hereafter existing) under the Equipment Operating Lease and the Foundation Operating Lease to pay Basic Rent, Foundation Basic Rent, Termination Value, the Purchase Option Price, the Foundation Purchase Option Price, Walk-Away Payment and Foundation Walk-Away Payment. All of the foregoing obligations shall be referred to as "Secured Obligations."

         Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be payable to the

Payment Undertaking Pledgee under the Equipment Operating Lease and the Foundation Operating Lease but for the fact that they are unenforceable or not allowable due to (a) the existence of a bankruptcy, insolvency, reorganization, arrangement or moratorium involving the Payment Undertaking Pledgor or (b) other laws relating to or effecting the enforcement of creditor's rights generally against the Payment Undertaking Pledgor.


SECTION 5.           REMEDIES

         Section 5.1 Rights of the Payment Undertaking Pledgee. Upon the happening and during the occurrence of any Event of Default under the Equipment Operating Lease or the Foundation Operating Lease, the Payment Undertaking Pledgee may (in addition to any other actions permitted under the other Operative Documents or by statute or at law or in equity) exercise any rights or remedies granted hereunder. The Payment Undertaking Pledgee may enforce the right of pledge created hereby to the fullest extent possible in accordance with, and shall be entitled to all rights, remedies and benefits afforded to pledgees under, the laws of the State of New York. To the extent necessary to realize the benefit of the pledge of the Payment Undertaking Agreement effected by Section 4, the Payment Undertaking Pledgor authorizes the Payment Undertaking Pledgee to exercise any of its rights under the Payment Undertaking Agreement.

         Section 5.2 Filings. The Payment Undertaking Pledgor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Payment Undertaking Pledgee's or any assignee's interest in the Payment Undertaking Agreement or any assignment or other document reasonably requested by the Payment Undertaking Pledgee or the Holders of the Series A Loan Certificate to perfect, protect, enforce, or otherwise give effect to the Payment Undertaking Pledgee's rights and remedies hereunder.

         Section 5.3 Attorney-in-Fact. If the Payment Undertaking Pledgor is unable or unwilling to sign such assignments, financing statements or other documents and to file financing statements or other public notices or recording with the appropriate authorities, as and when reasonably requested by counsel to the Payment Undertaking Pledgee, the Payment Undertaking Pledgor hereby authorizes the Payment Undertaking Pledgee to sign as the Payment Undertaking Pledgor's true and lawful agent and attorney-in-fact any such assignments, financing statement or other documents and to make any such filings.

         Section 5.4 The Payment Undertaking Pledgee's Duties. The powers conferred on the Payment Undertaking Pledgee hereunder are solely to protect its interest in the Payment Undertaking Agreement and shall not impose any duty upon it to exercise any such powers. Except for the accounting for monies actually received by it hereunder, the Payment Undertaking Pledgee shall have no duty as to the Payment Undertaking Agreement or other matters relative to the Payment Undertaking Agreement, whether or not the Payment Undertaking Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Payment Undertaking Agreement.

SECTION 6.        DISCHARGE.

         The Payment Undertaking Pledgee agrees that when the Secured Obligations shall have been fully paid and discharged, the Payment Undertaking Pledgee, at the written request and cost of the Payment Undertaking Pledgor, shall immediately confirm the release of the Payment Undertaking Agreement from any Lien created pursuant to this Agreement and of all claims that the Payment Undertaking Pledgee may have hereunder.


SECTION 7.        REPRESENTATIONS AND WARRANTIES.

         Section 7.1 Unlimited Holder. The Payment Undertaking Pledgor represents and warrants that it is the legal and beneficial owner of the Payment Undertaking Agreement and that the Payment Undertaking Agreement is not subject to any Lien or any other right of any third party, except as provided by the Operative Documents.

         Section 7.2 Rights in the Payment Undertaking Agreement. The Payment Undertaking Pledgor represents and warrants that the pledge of the Payment Undertaking Agreement under this Agreement vests in the Payment Undertaking Pledgee a valid security interest in the Payment Undertaking Agreement, as contemplated by this Agreement, subject to the provisions, if applicable, of
Section 9-306 of the Uniform Commercial Code as in effect in New York.


SECTION 8.        COVENANT OF THE PAYMENT UNDERTAKING PLEDGOR.

         The Payment Undertaking Pledgor shall not, without the prior written consent of the Payment Undertaking Pledgee (a) sell, assign, pledge or otherwise dispose of, or grant any option with respect to, the Payment Undertaking Agreement or (b) create or permit any Lien upon or with respect to the Payment Undertaking Agreement, except for the pledge created hereby and the Loan Agreement.


SECTION 9.        MISCELLANEOUS.

         Section 9.1. Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

         Section 9.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Payment Undertaking Pledgor:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance


If to the Payment Undertaking Pledgee:

         State Street Bank and Trust Company
         Two International Place
         Fourth Floor
         Boston, Massachusetts  02110

         Facsimile No.: (617) 664-5371
         Telephone No.: (617) 664-5610
         Attention:  Manager - Corporate Trust

with a copy to Utrecht-America:

         Utrecht-America Finance Co.
         245 Park Avenue
         New York, New York  10167

         Facsimile No.:  (212) 922-0969
         Telephone No.:  (212)
         Attention:  Corporate Finance Department

         Section 9.3 Survival. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Payment Undertaking Pledge Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         Section 9.4 Successors and Assigns. (a) This Payment Undertaking Pledge Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities and obligations of the predecessor Owner Trustee hereunder, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Payment Undertaking Pledgor and without in any way altering the terms of this Payment Undertaking Pledge Agreement or the rights or obligations of the Payment Undertaking Pledgee hereunder. The Payment Undertaking Pledgor shall, at its expense (except as otherwise provided in Section 5.5 of the Participation Agreement), upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Payment Undertaking Pledge Agreement, all in form and substance reasonably satisfactory to such successor Owner Trustee.

                  (b) Except as expressly provided herein or in any other Operative Document, the Payment Undertaking Pledgor may not assign its interests herein without the consent of the Payment Undertaking Pledgee. Except as expressly provided in the Operative Documents, the Payment Undertaking Pledgee may not assign its interests herein during the Term of the Equipment Operating Lease without the consent of the Payment Undertaking Pledgor other than pursuant to the Loan Agreement.

         Section 9.5. Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         Section 9.6. Governing Law. This Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

         Section 9.7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 9.8. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

         Section 9.9. Headings. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 9.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

         Section 9.11. Limitations of Liability. It is expressly understood and agreed by and between the Payment Undertaking Pledgor and the Payment Undertaking Pledgee and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Payment Undertaking Pledgee hereunder shall be binding upon the Payment Undertaking Pledgee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Payment Undertaking Pledgee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach thereof; and all Persons having any claim against the Payment Undertaking Pledgee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         Section 9.12. Effectiveness of Agreement. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the Payment Undertaking Pledgee and the Payment Undertaking Pledgor.

                  IN WITNESS WHEREOF, the Payment Undertaking Pledgor and the Payment Undertaking Pledgee have caused this Payment Undertaking Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                            OLD DOMINION ELECTRIC COOPERATIVE,
                                               as Payment Undertaking Pledgor



                                            By:/s/ DANIEL M. WALKER
                                               -------------------------------
                                                Name: Daniel M. Walker
                                                Title: Vice President
                                                Date: March 1, 1996


                                            STATE STREET BANK AND TRUST COMPANY,
                                            not in its individual capacity, but
                                            solely as Owner Trustee under the
                                            Trust Agreement, as Payment
                                            Undertaking Pledgee



                                            By:/s/ E. DECKER ADAMS
                                                --------------------------------
                                                Name: E. Decker Adams
                                                Title: Vice President
                                                Date: March 1, 1996


Acknowledged and consented to by:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK BRANCH



By:/s/ CHRIS G. KORTLANDT              /s/ J.W. DEN BAAS
    ------------------------------     --------------------
    Name: Chris G. Kortlandt           Name: J.W. Den Baas
    Title: Vice President              Title: Managing Director
    Date: March 1, 1996                Date: March 1, 1996